Exhibit 99.1

P RO F ORMA C OMPANY O VERVIEW F ALL 2020 Presentation pro forma for pending acquisition of Kandy Communications and contains trademarks, service marks, trade names an d c opyrights of American Virtual Cloud Technologies, Inc. and other companies, which are the property of their respective owners.

DISCLAIMER

This presentation (this "Presentation") and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities.

No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will American Virtual Cloud Technologies, Inc. ("AVCT") or any of its subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. AVCT has not independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. This data is subject to change. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with AVCT or its representatives as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of AVCT or an investment in AVCT. Recipients of this Presentation should each make their own evaluation of AVCT and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

Forward-Looking Statements

This Presentation includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations and statements about the consummation of the proposed acquisition of Kandy Communications (the "Transaction"). These statements are based on various assumptions and on the current expectations of AVCT's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of AVCT. These forward-looking statements are subject to a number of risks and uncertainties, including changes in AVCT's clients' preferences, prospects and the competitive conditions prevailing in the industries in which AVCT operates; AVCT's substantial indebtedness; risks associated with the potential effects of COVID-19 on AVCT's business; the potential failure to consummate the proposed Transaction; failure to make or take any filing or other action required to consummate the proposed Transaction in a timely matter or at all; failure to obtain stockholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed Transaction; risks that the businesses will not be integrated successfully; failure to realize anticipated benefits of the combined operations; potential litigation relating to the proposed Transaction and disruptions from the proposed Transaction that could harm AVCT's business; ability to retain key personnel; the potential impact of announcement or consummation of the proposed Transaction on relationships with third parties, including customers, employees and competitors; conditions in the capital markets; and those factors discussed in AVCT's annual report on Form 10-K filed with the SEC on June 29, 2020 under the heading "Risk Factors," and other documents of AVCT filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that AVCT presently does not know or that AVCT currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect AVCT's expectations, plans or forecasts of future events and views as of the date of this document. AVCT anticipates that subsequent events and developments will cause its assessments to change. However, while AVCT may elect to update these forward-looking statements at some point in the future, AVCT specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing AVCT's assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Trademarks

This Presentation contains trademarks, service marks, trade names and copyrights of AVCT and other companies, which are the property of their respective owners.

2

3 T ABLE OF C ONTENTS Section I. Introduction Section II. Solution Overview Section III. Go to Market Strategy Appendix

S ECTION I: I NTRODUCTION

Management Team

Seasoned team to execute on a tremendous growth opportunity, with experience building multibillion dollar communications businesses and deep reach into Enterprise customers

	Biography	Prior Experience
	**Xavier Williams, CEO(1)** • Former President of Government Solutions & National Business at AT&T • Held 18 positions over the past 30 years at AT&T	AT&T
	**Graham McGonigal, COO & Strategic Planning Officer** • Former Chief Network Officer at Vonage • Former Chief Operating Officer of nsoro and MasTec Network Solutions	Vonage, MasTec, AT&T, nsoro
	**Tom King, CFO** • Former Chief Financial Officer at Tier One Holding Corp and Allied Systems Holdings, Inc. • Former Engagement Partner at Tatum (a Randstad Company)	Tier One Relocation, AH, Tatum, pwc
	**Chuck Canton, President of Operations** • Former Global Vice President of Customer Success and Operations at Vonage Holdings (NYSE:VG) • Former President of Services and Operations at Compass	Vonage, Compass, icore networks
	**Sacha Gera, President Kandy Business Solutions(2)** • Co-founder of Kandy and plays a central role in growing the platform with 20 years of industry experience • Recipient of the 40 Under 40 award by the OBJ & Ottawa Board of Trade	Kandy, ribbon communications, Nortel Networks, Genband, IBM
	**Dominick Passanante, Chief Commercial Officer** • Former Vice President of Sales and Channel Operations at Panasonic • Former Senior Executive at Motorola Solutions, Inc.	Motorola Solutions, Panasonic

(1) CEO role effective Oct 1, 2020
(2) Pending completion of Kandy acquisition

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BOARD OF DIRECTORS (EXCLUDES CHANGES FROM PENDING KANDY ACQUISITION)

Biography | **Prior Experience**



Lawrence E. Mock Jr., Chairman
- Chairman of the Board of Computex and former Director
- Managing Partner of Navigation Capital Partners



Darrell Mays, Executive Vice Chairman[1]
- Founded nsoro in 2004 and sold to MasTec (NYSE:MTZ) in 2008
- Grew communications division at MasTec to $2.4Bn+ (rev) and $300M EBITDA (2019)



Xavier Williams[1]
- Former President of Government Solutions & National Business at AT&T
- Held 18 positions over the past 30 years at AT&T



Dennis Lockhart
- Former President and CEO of the Federal Reserve Bank of Atlanta
- Former Professor at Georgetown University School of Foreign Service



Karl Krapek
- Served as Lead Director of Prudential Financial, Inc. since 2014 and a Director since 2004
- President and COO of United Technologies Corporation since 2008



Kent Mathy
- Former President & CEO of Sequential Technology International
- Former President of the Southeast Region, and President of the North Central Region at AT&T



Dr. Klaas Baks
- Co-Founder and Executive Director of the Emory Center for Alternative Investments
- Atlanta Chair of Tiger 21, a peer-to-peer network of high net worth wealth creators



Mark Downs
- Founder of Navigation Capital Partners
- Brings over 20 years of experience serving on for profit boards of directors as a control investor



Suzanne Shank
- Chairman and CEO of Siebert Williams Shank & Co. (formerly Siebert Cisneros Shank & Co.) which has managed or co-managed over $2 trillion in transactions since 1996



U. Bertram Ellis Jr.
- Chairman and CEO of Ellis Capital
- Founder and CEO of ACT III Broadcasting and Ellis Communications

(1) CEO and Executive Vice Chairman roles effective Oct 1, 2020

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S UMMARY I NVESTMENT H IGHLIGHTS (1) Addressable market for UCaaS, CCaaS and CPaaS from 2020 to 2025 based on IDC research Access to Marquee Enterprise Customer Base Attractive Financial Profile to Drive Significant Equity Upside Seasoned Leadership Team with Proven Track Record $45BN TAM in Cloud Communications growing to $78BN (1) Multiple Compelling Go - to - Market Strategies Comprehensive Proprietary Platform: UCaaS, CCaaS, CPaaS and Managed Services 7

Opportunity Overview

AVCT Background	• American Virtual Cloud Technologies, Inc. ("AVCT" or the "Company") was founded to capitalize on the fast-growing cloud communications industry • AVCT began trading on the NASDAQ in April 2020 as a result of a business combination of Pensare Acquisition Corp. with Computex Technology Solutions ("Computex"), an IT solutions provider • The Company is led by communications industry veterans who have successfully scaled Enterprises to create multi-billion dollar valuations
TAM	• The unified cloud communications industry is in the early innings of growth with a global addressable market of $45BN across UCaaS, CCaaS and CPaaS in 2020 growing to $78BN by 2025(1) • AVCT is focused on the Large and Medium Enterprise segments of the market
Full Product Set	• AVCT announced the acquisition of Kandy Communications ("Kandy"), an industry-leading proprietary, multi-tenant cloud communications platform from Ribbon Communications (NASDAQ: RBBN) on August 5, 2020 • Computex brings 30+ years of experience delivering exceptional white-glove customer service to Enterprise customers across a range of managed IT solutions including managed cybersecurity and other offerings complementary to cloud customers • Connectivity products (e.g. SD-WAN, internet access) through carrier relationships
Compelling Go to Market	• AVCT plans to exploit its market opportunity through a multi-pronged approach ❶ Kandy ❷ Additional Routes to Market ❸ Strategic Alliances

(1) Addressable market for UCaaS, CCaaS and CPaaS from 2020 to 2025 based on IDC research; (2) Frost & Sullivan: Growth Opportunities in the North American Hosted IP Telephony and UCaaS Market, December 2018

8

AVCT Background & History

Demonstrated history of driving value through acquisitions, partnerships and organic growth

2003

Darrell J. Mays founded nsoro, a turnkey wireless services provider, and grew organically to $81M in revenues

2008

Mays sold nsoro to MasTec (NYSE:MTZ), ran their communications division, completed 7 follow-on acquisitions, and grew revenues to $1Bn+

2017

A group led by Mays listed a special purpose acquisition company (SPAC), Pensare Acquisition Corp., on NASDAQ

2019

Pensare joined the AT&T Partner Exchange® (nsoro and MasTec have done over $11Bn+ revenues with AT&T over 10+ years)

2020

Pensare completed business combination with Computex and changed name to AVCtechnologies, Inc. (NASDAQ: AVCT)

Pending

AVCT announced acquisition of Kandy cloud communications platform from Ribbon

9

10 D EMONSTRATED T RACK R ECORD OF S UCCESS AVCT team has a track record of achieving significant growth and multi - billion dollar valuations *Business Service Revenue Source: FactSet, company filings and management estimates 2008 2014 Revenue $0.1 BN $1.0 BN Valuation $0.7 BN $3.5 BN 2008 2014 Revenue * $0.1 BN $0.6 BN Valuation $0.5 BN $3.0 BN 2018 2020 Revenue $0.5 BN $2.0 BN Valuation $2.0 BN $6.4 BN

0% 10% 20% 30% 40% 50% 60% Large Enterprise 1,000+ Medium Enterprise 100-1,000 Small Business 10-99 SoHo 1-9 Large TAM (1) … 11 U NDERPENETRATED E NTERPRISE M ARKET WITH F RAGMENTED P ROVIDER L ANDSCAPE AVCT is well - positioned to capture a meaningful share of a large and growing Total Addressable Market (TAM), with the right focus (1) IDC - Worldwide Unified Communications and Collaboration Forecast; (2) Gartner – Cloud Telephony market; (3) Based on 2019 t o 2023 CAGR; (4) Frost & Sullivan – North American IP Telephony and UCaaS market 66% 7% 6% 5% 4% 4% 3% 3% 3% Others RingCentral Vonage Mitel 8x8 Verizon Windstream Comcast Nextiva ($ in billions) Large Market Opportunity Focused on the Sweet Spot (Large and Medium Enterprise) Highly Fragmented …with the Right Focus (2) … …and No Clear Established Leader (4) • Highly fragmented provider universe implies significant white space to drive AVCT’s growth • AVCT is focused on the most underpenetrated and highest growth segments of the market • Large and growing TAM, with CPaaS in the early stages of adoption $36 $47 $4 $8 $6 $23 $45 $78 2020 2025 UCaaS CCaaS CPaaS ’20 - ’25 CAGR 12% 33% 17% 6% % Annual Growth (3) 41% 23% 14% 5% (% Market Penetration)

What Are We Solving?

The lack of accountability and confusion in the current marketplace damages customer experience

	Carrier Connectivity (Internet Access/Transport)	Network	IT Support	Security	Cloud Communications (UCaaS, CPaaS, CCaaS)
Service					

Vendor Or Internal

AT&T
verizon
gtt
COMCAST
cisco
hp
PRESIDIO
accenture
TATA
Symantec
wipro
8x8
Microsoft
salesforce
RingCentral
VONAGE
facebook
Google

Cost ? *Unknown* $ *Unpredictable* $ *Variable* ?

12

How is AVCT Differentiated?

Connectivity | **Network** | **Managed IT & Security** | **Cloud Communications** (UCaaS, CPaaS, CCaaS)

AVC technologies



Medium & Large Enterprise

AVCT Differentiators

- ✓ Cohesive platform supporting entire cloud communications stack
- ✓ Broad suite of services
- ✓ Advanced support
- ✓ Channel enablement tools
- ✓ Secure service delivery
- ✓ Existing and expandable international presence

Customer Benefits

- ✓ Single point of contact
- ✓ Faster resolution
- ✓ Improved total cost of ownership
- ✓ Predictable cost model
- ✓ Less distractions: ability to focus on core business
- ✓ Easy access to competitive technology solutions

13

Complete Suite of Enterprise Solutions

AVCT has assembled a comprehensive set of cloud solutions across UCaaS / CPaaS / CCaaS and managed service offerings to attack its addressable market


KANDY
Acquisition Announced August 2020
UCaaS
Voice, Video & Collaboration
CPaaS
Value-added Applications and APIs
CCaaS
Omni Channel, AI Integration
AT&T
etisalat اتصالات
verizon
Expecting to Expand Existing Agreement
Strategic Alliances
Internet Access
Cloud Connect
SD-WAN
Software-Defined Wide Area Networks
Acquired April 2020
COMPUTEX TECHNOLOGY SOLUTIONS
Managed Cybersecurity
Firewall, Endpoints, SIEM(2)
Managed Infrastructure
Corecare and Corewatch
Cloud Services
Office365, Collaboration, IaaS, BaaS, DRaaS(1)
Digital Workplace
Desktop / Server Management, Help Desk
AVC technologies

(1) IaaS: Infrastructure as a service, BaaS: Backend as a Service, DRaaS: Disaster Recovery as a Service (2) SIEM: Security Information and Event Management

14

WHY WE THINK WE HAVE A COMPETITIVE ADVANTAGE

Target Customers (seats)	AVC technologies (KANDY, COMPUTEX)	UCaaS (VONAGE, RingCentral, 8x8)	CCaaS (Five9, NICE inContact)	CPaaS (bandwidth, twilio)	Legacy / On-Prem (AVAYA, CISCO, Mitel)	Carriers / Managed Network / Cable (CenturyLink, verizon, MASERGY, AT&T, COMCAST, Spectrum)
Small Business (10-99)	✓ White Label	✓		✓	✓	✓
Medium Enterprise (100-1,000)	✓	✓	✓	✓	✓	✓
Large Enterprise (1,000+)	✓		✓	✓	✓	✓

Capabilities

Capabilities	AVC technologies	UCaaS	CCaaS	CPaaS	Legacy / On-Prem	Carriers / Managed Network / Cable
UCaaS	Full	Full	Empty	Empty	Half	Quarter
CPaaS	Three-quarter	Half	Empty	Full	Empty	Empty
CCaaS	Half	Half	Full	Half	Quarter	Empty
Organically Developed, Cohesive Platform	Full	Half	Three-quarter	Three-quarter	Half	Empty
Connectivity / SD-WAN	Full	Quarter	Quarter	Empty	Empty	Full
Global Presence	Full	Half	Half	Quarter	Half	Full
White Label & Partner Portals	Full	Three-quarter	Quarter	Half	Quarter	Half
White Glove Service	Full	Quarter	Quarter	Quarter	Quarter	Quarter
Security Offering	Full	Empty	Empty	Empty	Empty	Half
Network Management	Full	Quarter	Empty	Empty	Empty	Half
Advanced NOC & SOC[(1)]	Full	Quarter	Quarter	Empty	Quarter	Half

(1) NOC: Network Operation Center, SOC: Security Operation Center

15

S ECTION II: S OLUTION O VERVIEW

KANDY PRODUCT OFFERINGS

KANDY

Kandy has developed a powerful proprietary multi-tenant cloud platform to deliver UCaaS, CCaaS and CPaaS

UCaaS

White Label UCaaS on a Global Scale

- Customizable Packages: From the basics to soft clients and collaboration
- Reseller Ready Portal: White label multi-tier portal
- WebRTC Differentiation: Wrappers, soft clients, WebRTC API

- **Per user/seat**
- **Near term driver of growth**

CCaaS

White Label Contact Center

- Better Customer Engagement
- Omni Channel Communications
- Powerful AI integration Three Options:
  - A. Live Support Wrapper
  - B. Kandy Call Center
  - C. Kandy Contact Center

- **Per user/seat**
- **Mid term driver of Growth**

CPaaS

White Label CPaaS & RTC Marketplace

- API-Enable Your Existing Network, Drive Consumption
- Create Your Own Twilio
- Digital Partner RTC Marketplace
- Easy Button For Consumption
- Integrated CSP Billing

- **Per transaction**
- **Long term driver of growth**

Marketplace Consumption

Packaged or a la Carte

17

W HITE L ABEL UC AA S Full - featured, multi - tenant UCaaS solution customizable by resellers, admins and users Cloud PBX Call Recording Business Directory Cloud Fax Video Conferencing Collaboration Contact Center Voice Mail Audio Conferencing Automated Attendant Instant Messaging AI Services Call Grabber Collaboration Mobility Traditional PBX Features Customer Engagement Connectivity Smart Office Collaboration Rooms Smart Office UC Clients Standards Based Phones SIP Trunking & DID Services BUSINESS SOLUTIONS Wrappers Multi - tier Portal for Resellers, Admins and Users 18

White Label CCaaS

Omni channel customer engagement solutions to meet diverse customer needs

Simple & Cost Effective
- Cost effective tool to manage group calling services
- Requires UCaaS seat license
- Telephone voice-only users accepting incoming calls
- Simple browser-based wallboard provides near real-time stats

Video


UCD Groups
Voice-only Call Center
Live Support
Advanced Cloud Contact Center

Voice-only Call Center
- Lightweight inbound voice only call center
- Requires UCaaS seat license
- Agents can use SIP Phone or Softphone Console
- Supervisor Console for historical reports, real-time stats and agent management
- WebRTC-based agents via KandyLink

Video

Web Based Contact Center
- Engage customers directly from a website or social media service
- Does not require UCaaS seat license
- Interact via chat, text, voice, video and screen sharing.
- AI driven Chat and voice bots
- Supports PSTN inbound services

Video

Market Leading Contact Center
- Advanced Inbound/Outbound Call Centers
- Does not require UCaaS seat license
- Supports phone, chat, email, web, social, mobile, SMS, video. Integration via APIs, CTI, CRM
- Workforce Management

Video

19

PROGRAMMABLE EMBEDDED CONTEXTUAL 20 Partner & Developer Eco - System Communication Services Value - Added Applications & APIs Your Business Applications One Immersive Experience Phone V - Mail E - email Integration Video IM/Presence FAX Location Integration Collaboratio n WebRTC Rest APIs Customer Service Collaboration Tools 1 Enables rapid new communications services creation , including Messaging, Conferencing, Contact Centers and global SIP trunking, through APIs 2 Allows customers to embed real time cloud - based APIs (voice, messaging, video, chat, file sharing) into websites and business processes in order to personalize the customer experience and increase productivity 3 Provides customers with increased flexibility to integrate with applications and rapidly adapt to market needs W HITE L ABEL CP AA S

21 KANDY POSITIONING Kandy is focused on highly complex, medium and large Enterprise deployments UCaaS (Telephony) CCaaS (Contact Center) CPaaS (Programmable APIs) # of Seats 1,000+ Large Enterprise 100 – 1,000 Medium Enterprise 10 – 99 Small Business 1 - 9 SoHo 1,000+ Large Enterprise 500 – 1,000 Medium Enterprise 100 – 499 Small Business 1 - 9 Micro Carrier - Grade Enterprise - Centric Transactional

22 G LOBAL C LOUD P AA S F OOTPRINT Montre al Virginia Toront o Dallas London Amsterd am Sydney Melbour ne Dubai Abu Dhabi • Carrier - grade elements are deployed in geo - redundant configurations • Deployed in world - class datacenters assures multiple layers of fault tolerance • 24/7 Support NOC, eyes on glass • Maintained by Ribbon staff that have decades of experience managing carrier - grade networks. • ISO 27001 certified • HIPPA planned in - year

Marquee and Referenceable Enterprise Customers

KANDY

Kandy expects to achieve more than 1.4MM seats just with its existing customer base

Leading Auto Parts Retailer	Global Financial Institution	etisalat اتصالات		IBM	AT&T
• One the largest known enterprise migrations to date • UCaaS integrated with 3rd party SD-WAN • Realizing savings in dial tone & datacom costs • Created zero touch provisioning tools to migrate all the store assets	• Created a mediation layer across existing legacy vendors • Saving $25MM annually in maintenance costs • Leverages existing IT assets (Cisco, Acano, Digital Assistant, Zoom, Jabra headsets)	• Largest telecom operator in the Middle-East, 140MM total subs in 16 countries • Etisalat Found success with Kandy after failed attempts with other reputable vendors • Private cloud UCaaS solution, CCaaS/CPaaS expected next	• Creating a common, city-wide, collaboration environment for City of Los Angeles staff • Migrate seats from 45 legacy on-premise PBXs • LAPD, library, sanitation, building department already migrated	• Canadian public cloud instance to support the Province of Quebec • Kandy was the only vendor that met requirements • All of the Province's telecom services will migrate over a number of years	• Launched AT&T API marketplace in early 2020 • Won click-to-connect IP Toll-Free enhancement with CCaaS wrappers (fall 2020 launch) • Large CPaaS funnel growing with Fortune 100 accounts • Strong relationship

Other Select Customers

Hertz
MASERGY
NUWAVE COMMUNICATIONS
香港寬頻 HONG KONG BROADBAND NETWORK
OPTUS yes
timico®

Note: Number of seats reflect expected deployments by year end 2020

23

24 S TRATEGIC A LLIANCES G ROWTH O PPORTUNITY AVCT management’s proven track record of generating over $11Bn in services revenues with AT&T • Management and sales team focused on UCaaS and managed service opportunity • Product, distribution and support • Close the deal • Manage customer account through entire life cycle • Tier 1 support for partner products, Tier 1 and higher support for AVCT products • Large addressable Enterprise customer base • World - class product and service offerings • Marketing and advertising through the partner brand • Billings and receivable management + Strategic Alliances AVCT has the opportunity to set up multiple strategic alliances; AVCT is already part of the AT&T Partner Exchange™ and is negotiating an expansion of Kandy’s existing white label agreement with AT&T

COMPUTEX PRODUCT OFFERINGS

Award-winning IT Solutions and managed services provider with a 30+ year operating history

Solution Overview

Data Center
- Data Center design & relocations
- Data center networking
- 3-tier architecture

Enterprise Networking
- Network infrastructure
- Turnkey solutions
- ACI enabled
- Top-tier vendors such as Cisco and Aruba Networks

Managed IT Services
- Server maintenance
- Workstation support
- Wireless services
- Network security

Cloud
- Cloud migrations
- Multi-cloud management
- Cloud security & compliance
- Public, private & hybrid solutions

CyberSecurity
- Detailed asset & vulnerability management
- Risk & maturity assessment
- Recovery planning
- Cybersecurity awareness & training

Integration Services
- Comprehensive system integration
- Hardware configuration testing & repair
- Special application support

State of the Art Technology Infrastructure
Two Network Operating Centers (NOCs) in Texas and Minnesota and a fully compliant Security Operating Center (SOC)

Exceptional Customer Service
Tier 1, Tier 2 and Tier 3 Customer Support; 95% Customer Satisfaction Rating; 90%+ Problem Resolution Rating

Strong Cisco Relationship & Certifications
Sit on Cisco Global Technical Advisory Board; Quad Master in Collaboration, Security, Enterprise Networking, and Cloud Provider

Best-in-Class Workforce
150+ highly-trained and certified solution architects and sales team members; US-based, multilingual, majority internally-promoted, long-tenured

1 of 10 Cisco Gold Quad Masters in the U.S.

CRN Tech Elite 250 | CRN Solution Provider 500 (Formerly the VAR500) | CRN MSP 500 | Cisco Gold Partner | Cisco Master Cloud & Managed Services | Cisco Master Collaboration | Cisco Master Cybersecurity | Cisco Master Enterprise Networking

25

S ECTION III: G O TO M ARKET S TRATEGY

27 G O - TO - M ARKET A PPROACH AVCT has developed a clear go - to - market strategy that leverages the team’s prior experiences and utilizes multiple avenues to attack the TAM Multiple Ways to Win 1 Accelerate current Enterprise momentum Existing Kandy Direct Sales Channel White Label Additional Routes to Market Cross - sell into Computex enterprise customer base Ramp channel partner sales with additional headcount Ramp white label partner sales with additional headcount 2 Cloud Services Continued growth in IT managed services 4 3 Access to warm Enterprise customer leads Strategic Alliances

S UMMARY I NVESTMENT H IGHLIGHTS (1) Addressable market for UCaaS, CCaaS and CPaaS from 2020 to 2025 based on IDC research Access to Marquee Enterprise Customer Base Attractive Financial Profile to Drive Significant Equity Upside Seasoned Leadership Team with Proven Track Record $45BN TAM in Cloud Communications growing to $78BN (1) Multiple Compelling Go - to - Market Strategies Comprehensive Proprietary Platform: UCaaS, CCaaS, CPaaS and Managed Services 28

A PPENDIX

30 AVCT DILUTED SHARE COUNT AS OF 6/30/20 (1) Dilutive effects of warrants assumes AVCT stock price of $12.00 and a cashless exercise Source: Company filings Shares Shares outstanding at 6/30/20 19,633,490 AVCT Common Shares to Ribbon (upon close of pending Kandy acquisition) 13,000,000 Dilution From Existing PIPE (In the Money) Convertible Debt - Conversion Price $3.45 12,819,845 Convertible Debt Warrants - Exercise Price $0.01 4,322,000 Total: In the Money 17,141,845 Total Outstanding and In the Money 49,775,335 Potential Dilution From Out of the Money Warrants & Unvested RSUs Warrants (IPO) - Exercise Price $11.50 1,084,896 Restricted stock units 2,510,000 Total: Out of the Money/Unvested 3,594,896 Total Diluted Shares 53,370,231 Diluted Share Count as of 6/30/20 (1)

31 AVCT E XISTING PIPE S UMMARY (1) Includes PIK interest for 3 months (April – June 2020) (2) Twelve investors including related parties Source: Company filing PIPE Securities Unit consisting of Convertible Debt and Common Stock Warrants Interest Rate 10% Paid-in-Kind (PIK) payable Quarterly Convertible Debt Maturity 30 months from First Close (October 7th, 2022) Conversion Price $3.45 per share Conversion Triggers Optional at $3.45 per share; automatic at $6.00 per share Warrant Coverage Penny warrant for 100 shares for each $1,000 Convertible Debt Unit; detachable and immediately exercisable Liquidation Preference Junior to Senior Debt Registration Rights Holders of PIPE securities have customary demand and piggyback registration right Existing PIPE Investors Key Terms ($ and shares in millions) Shareholder Principal & Accum. PIK Interest (1) Common Shares (converted at $3.45) Nominal Warrants Total Common Shares Stratos Management Holdings, Inc. (Computex Seller) $20.5 5.9 2.0 7.9 Pensare Sponsor Group, Inc. $7.5 2.2 0.7 2.9 SPAC Opportunity Partners, LLC $6.5 1.9 0.6 2.5 Other (2) $6.7 1.9 0.7 2.6 MasTec Inc. $3.1 0.9 0.3 1.2 Total $44.2 12.8 4.3 17.1

32 AVCT O WNERSHIP S UMMARY (1) Assumes conversion of existing $44MM PIPE at $3.45 conversion price and 4.3MM in nominal warrants associated with PIPE; (2) Twelve investors including related parties Note: Does not include the effect of 26.04MM warrants struck at $11.50 per share and the effect of AVCT's incentive stock pro gra m which consists of a maximum of ~5.8MM shares of which ~3.3MM have been issued subject to a vesting schedule and other restrictions, none of which have yet vested (shares in millions) Shareholder Current Shares Ownership Conversion of Existing PIPE (1) Post Conversion Shares Ownership Kandy Acquisition Pro Forma Shares Ownership Stratos Management Holdings, Inc. (Computex Seller) 8.2 42% 6.6 14.8 40% 14.8 30% Ribbon Communications Inc. 0.0 0% 0.0 0.0 0% 13.0 13.0 26% Pensare Sponsor Group, Inc. 5.8 30% 2.9 8.7 24% 8.7 18% Public 3.2 16% 0.0 3.2 9% 3.2 6% MasTec Inc. 1.7 9% 1.2 2.9 8% 2.9 6% Other (2) 0.7 4% 2.6 3.3 9% 3.3 7% SPAC Opportunity Partners, LLC 0.0 0% 3.9 3.9 11% 3.9 8% Total 19.6 100% 17.1 36.8 100% 49.8 100%